UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2008

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 5, 2008, Mannatech, Incorporated (“Mannatech”) issued a press release announcing that it and its Chief Financial Officer and the Chairman of its Audit Committee have received a “Wells Notice” from the staff of the United States Securities and Exchange Commission (the “SEC”) related to a previously disclosed informal inquiry by the SEC regarding the timing and completeness of Mannatech’s October 2007 Form 8-K disclosure regarding its dismissal of Grant Thornton LLP as its independent registered public accountants. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1*	Press Release dated September 5, 2008 entitled “Mannatech Receives Wells Notice on Previously Disclosed Inquiry.”

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 5, 2008	MANNATECH, INCORPORATED /s/ Stephen D. Fenstermacher Stephen D. Fenstermacher Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press Release dated September 5, 2008 entitled “Mannatech Receives Wells Notice on Previously Disclosed Inquiry.”

*Filed herewith.